UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

STONE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 E. Kaliste Saloom Road

Lafayette, Louisiana 70508

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (337) 237-0410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed on December 14, 2016, Stone Energy Corporation (the “Company”) and its subsidiaries, Stone Energy Holding, L.L.C. and Stone Energy Offshore, L.L.C., filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) under the caption In re Stone Energy Corporation, et al.

On February 15, 2017, the Bankruptcy Court entered an order, Docket No. 528 (the “Confirmation Order”), confirming the Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016 (the “Plan”), as modified by the Confirmation Order.

On February 28, 2017 (the “Effective Date”), the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the effectiveness of the Plan, the emergence of the Company and its subsidiaries from the Chapter 11 Cases and related matters under Items 1.01, 1.02, 2.03, 3.02, 3.03, 5.01, 5.02, 5.03 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the effectiveness of the Plan under Items 7.01, 8.01 and 9.01 of Form 8-K.

The descriptions of the Plan and the Confirmation Order in this Current Report on Form 8-K (the “Report”) are qualified in their entirety by reference to the full text of the Plan and the Confirmation Order, which are incorporated herein as Exhibit 2.1 and Exhibit 99.1, respectively, to this Report, by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2017.

All capitalized terms used herein but not otherwise defined in this Report have the meanings set forth in the Plan.

Item 7.01	Regulation FD Disclosure.

On the Effective Date, the Company issued a press release announcing its emergence from bankruptcy. A copy of this press release is included herein as Exhibit 99.2.

The information included in this Report under Item 7.01 and Exhibit 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On February 23, 2017, pursuant to the terms of the Plan, the New York Stock Exchange (the “NYSE”) approved the listing of shares of common stock of the Company, par value $0.01 (the “New Common Stock”), for trading on the NYSE. On the Effective Date, pursuant to the terms of the Plan, the Company registered the New Common Stock under Section 12(b) of the Exchange Act. Trading in the New Common Stock is expected to commence on the NYSE on March 1, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016 (incorporated by reference to Exhibit A to the Confirmation Order attached as Exhibit 99.1 hereto).

99.1	Order Confirming the Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, as entered by the Bankruptcy Court on February 15, 2017 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on February 15, 2017).

99.2*	Press release issued by Stone Energy Corporation dated as of February 28, 2017.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONE ENERGY CORPORATION

Date: February 28, 2017	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No	Description

2.1	Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, dated December 28, 2016 (incorporated by reference to Exhibit A to the Confirmation Order attached as Exhibit 99.1 hereto).

99.1	Order Confirming the Second Amended Joint Prepackaged Plan of Reorganization of Stone Energy Corporation and its Debtor Affiliates, as entered by the Bankruptcy Court on February 15, 2017 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on February 15, 2017).

99.2*	Press release issued by Stone Energy Corporation dated as of February 28, 2017.

*	Filed herewith.